EXHIBIT 32

                                  CERTIFICATION
                          PURSUANT TO 18 U.S.C. ss.1350

      In connection with the report on Form 10-K/A of Janel World Trade, Ltd. for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the registrant certifies pursuant to 18 U.S.C. Section 1350 that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Dated: November 23, 2005                     /s/ James N. Jannello
                                             ---------------------------------
                                             James N. Jannello, Executive Vice
                                             President and Chief Executive
                                             Officer

Dated: November 23, 2005                     /s/Stephan P. Cesarski
                                             ---------------------------------
                                             President and Chief
                                             Operating Officer

Dated: November 23, 2005                     /s/Linda Bieler
                                             ---------------------------------
                                             Controller and Chief Financial
                                             and Accounting Officer